Supplement to the
Gold Portfolio
Class A, Class M, Class C and Class I
April 28, 2018
Summary Prospectus

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

Effective October 1, 2018, the following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Joe Wickwire (lead portfolio manager) has managed the fund since August 2007.

Steve Calhoun (co-manager) has managed the fund since October 2018.

It is expected that Mr. Wickwire will retire effective as of the close of business on or about March 29, 2019. Thereafter, Mr. Calhoun will assume sole portfolio manager responsibilities for the fund.

AGLD-SUM-18-02 1.9880377.106	September 24, 2018

Supplement to the
Gold Portfolio
April 28, 2018
Summary Prospectus

Effective October 1, 2018, the following information replaces similar information for Gold Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Joe Wickwire (lead portfolio manager) has managed the fund since August 2007.

Steve Calhoun (co-manager) has managed the fund since October 2018.

It is expected that Mr. Wickwire will retire effective as of the close of business on or about March 29, 2019. Thereafter, Mr. Calhoun will assume sole portfolio manager responsibilities for the fund.

GOL-SUM-18-01 1.9880368.102	September 24, 2018